NYSE: AXAugust 6, 2026 Axos Financial, Inc. Investor Presentation

2© 2026 Axos Financial, Inc. All Rights Reserved. 2 Safe Harbor This presentation contains forward-looking statements that involve risks and uncertainties, including without limitation statements relating to Axos Financial, Inc.’s (“Axos”) financial prospects and other projections of its performance and asset quality, Axos’ deposit balances and capital ratios, Axos’ ability to continue to grow profitably and increase its business, Axos’ ability to continue to diversify its lending and deposit franchises, the anticipated timing and financial performance of other offerings, initiatives, and acquisitions, expectations of the environment in which Axos operates and projections of future performance. These forward-looking statements are made on the basis of the views and assumptions of management regarding future events and performance as of the date of this presentation. Actual results and the timing of events could differ materially from those expressed or implied in such forward- looking statements as a result of risks and uncertainties, including without limitation Axos’ ability to successfully integrate acquisitions and realize the anticipated benefits of the transactions, changes in the interest rate environment, monetary policy, inflation, tariffs, government regulation, general economic conditions, changes in the competitive marketplace, conditions in the real estate markets in which we operate, risks associated with credit quality, our ability to attract and retain deposits and access other sources of liquidity, and the outcome and effects of litigation and other factors beyond our control. These and other risks and uncertainties detailed in Axos’ periodic reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended June 30, 2025, Form 10-Q for the quarter ended March 31, 2026 and its last earnings press release, could cause actual results to differ materially from those expressed or implied in any forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Axos undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. All written and oral forward-looking statements made in connection with this presentation, which are attributable to us or persons acting on Axos’ behalf are expressly qualified in their entirety by the foregoing information.

3© 2026 Axos Financial, Inc. All Rights Reserved. 3 › Diverse mix of assets, deposits, and fee income reduces risk and provides multiple growth opportunities in varying environments › Asset-based lending at low loan-to-values has resulted in low historical credit losses › Differentiated retail digital strategy from “online savings banks” or fin-tech competitors › Structural cost advantage vs. traditional banks › New business initiatives generate incremental growth › Direct-to-consumer and securities clearing and custody businesses provide differentiated sources of growth › Technology synergies among divisions reduce overall client acquisition and servicing costs Investment Thesis Axos Financial’s Three Divisions Provide the Foundation for Sustained Long-term Growth Consumer Banking Commercial Banking Securities axos

Diversified Sources of Lending, Deposits and Fee Income

	Consumer Banking	Commercial Banking	Securities
Lending	› Auto Lending › Single-Family Mortgages › Personal Unsecured	› Asset-Based Lending › C&I Lending › Commercial Real Estate Specialty Lending › Equipment Finance › Fund Finance › Lender Finance › Multifamily	› Margin Lending › Securities Lending › SBLOCs
Deposits	› Checking › Savings › Money Market › CDs › Bundled Products	› Cash and Treasury Management › HOA › Axos Fiduciary Services › Business Management › Payment Processing	› Cash Sweeps › Money Market
Fee Income	› Mortgage Banking	› Banking Fees › FX › Prepayment Fees › Operating Lease Income › Unused Line of Credit Fees	› Clearing Fees › Custody Fees › Mutual Fund/ETF Fees › Commissions › Investment Management Fees
Technology	› Universal Digital Bank	› ACE (Cash and TM) › Zenith (Business Management) › Unity (Fiduciary Services)	› Axos Professional Workstation (APW)

© 2026 Axos Financial, Inc. All Rights Reserved.

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5© 2026 Axos Financial, Inc. All Rights Reserved. 5 PercentilePeer Group1Axos Bank 95%0.78%2.22%ROAA 96%7.24%22.72%Return on Equity 41%2.43%2.24%NIE/Avg Assets 95%2.99%4.57%Net Interest Income 6%68.95%41.51%Efficiency Ratio Source: Uniform Bank Performance Report (UBPR) as of March 31, 2026 data retrieved July 27, 2026. Note 1: Peer group is all savings banks with assets greater than $1 billion for quarter ended March 31, 2026 Axos is a Top Performer Versus Bank Peer Group The 96% on ROE means that the Bank outperformed 96% of all banks. The 6% efficiency ratio ranking means that only 6% of banks have higher expenses in comparison to their revenues.

6© 2026 Axos Financial, Inc. All Rights Reserved. 6 Consolidated Return on Equity = 15.69% Consolidated Return on Assets = 1.69% Consolidated Fiscal Fourth Quarter 2026 Highlights Compared with Fiscal Fourth Quarter 2025 21% 18% 13% 13% Asset Growth Deposit Growth Net Income Diluted EPS $ Millions $ Millions $ Millions $ Diluted EPS Q4 2026 124.9 2.16

7© 2026 Axos Financial, Inc. All Rights Reserved. 7 Diluted EPS and Book Value Per Share Have Been Consistently Strong 18.8% CAGR Diluted EPS (FY) Book Value Per Share (FY) $ Per Share $ Per Share Note 1: The year ended June 30, 2024, included a one-time pre-tax gain of approximately $92.4 million, or $1.11 per diluted common share, related to the FDIC Loan Purchase 1 19.0% CAGR

8© 2026 Axos Financial, Inc. All Rights Reserved. 8 Resilient Net Interest Margin Through a Variety of Interest Rate Cycles 4.70% 0.26%

9© 2026 Axos Financial, Inc. All Rights Reserved. 9 Loan Growth by Category $ Millions SF Warehouse Lending Multifamily Small Balance Commercial Jumbo Mortgage Asset-Based and Cash Flow Lending Lender Finance Non-RE Capital Call Facilities Auto Unsecured/OD Single Family Mortgage & Warehouse Multifamily & Commercial Mortgage Commercial Real Estate Commercial & Industrial Non-RE Loans Inc (Dec)Q3 FY26Q4 FY26 $ 5$ 3,784$ 3,789 (128)921793 171,4371,454 (7)1,0371,030 367,2357,271 1091,4881,597 (261)2,2461,985 912,9203,011 891,6611,750 6252,1252,750 40538578 97988 $ 625$ 25,471$ 26,096 Lender Finance RE CRE Specialty Auto & Consumer Equipment Lending and Leasing

10© 2026 Axos Financial, Inc. All Rights Reserved. 10 Holistic Credit Risk Management What We Do Loan Life Cycle Utilize a holistic credit-risk management framework to manage and monitor credit quality at each stage of the loan life cycle, and leverage specialized credit tools to optimize monitoring and reporting capabilities Set Appetite Originations Portfolio Management Reporting Special Assets Credit Monitoring & Oversight Axos Credit Objectives Example of Credit Tools › Board of Directors › Annual Strategic Plan › Corporate Governance › Policies & Approval Authorities Note: Credit tools list is a sampling and is not purported to be comprehensive. Establish Credit Framework and Culture Safe Growth Monitor Assets Throughout Life Cycle Data-Driven Decision Making Mitigate Problem Loans   

11© 2026 Axos Financial, Inc. All Rights Reserved. 11 Change in Allowance for Credit Losses (ACL) & Unfunded Loan Commitments Reserve (UCL) ($ in millions) ACL + UCL ACL + UCL (17.1) 0.2

12© 2026 Axos Financial, Inc. All Rights Reserved. 12 Commercial Real Estate Specialty1 Detail as of June 30, 2026 59% of total Commercial Real Estate Specialty balance at June 30, 2026 is indirect note structures where Axos has first payment priority; these loans carry a weighted- average LTV of 44%. Below is a breakdown of the stage of the properties underlying the CRES loans: Note 1: Includes Commercial Real Estate Specialty loan portfolio only Weighted Avg. LTVBalance (mm)Loan Type 44%$ 3,192Construction 513,239Bridge 60757Stabilized 4883Pre-development 49%$ 7,271Total

13© 2026 Axos Financial, Inc. All Rights Reserved. 13 Diversified Deposit Gathering Approximately 85% of deposits are FDIC-insured or collateralized Deposit balances as of June 30, 2026 Note 1: Excludes approximately $475 million of off-balance sheet deposits › Serves approximately 30% of U.S. Chapter 7 bankruptcy trustees in exclusive relationship › Software allows servicing of SEC receivers and non- chapter 7 cases › Full service digital banking, wealth management, and securities trading › White-label banking › Business banking with simple suite of cash management services › HOA and property management › Business management and entertainment › Title and escrow companies › 1031 exchange firms › Broker-dealer client cash › Broker-dealer reserve accounts › Full service treasury/cash management › Team enhancements and geographic expansion › Bank and securities cross-sell Fiduciary Services $1.1B Consumer Direct $12.6B Specialty Deposits $3.3B Distribution Partners $0.3B Axos Securities1 $1.2B Small Business Banking $1.1B Commercial & Treasury Management $5.0B Total Deposits: $24.6B

14© 2026 Axos Financial, Inc. All Rights Reserved. 14 Five-Year Deposit Growth ($ in billions) 17.8% CAGR

15© 2026 Axos Financial, Inc. All Rights Reserved. 15 Axos Deposits Have National Reach With Customers in Every State Customer Base and Deposit Volume is Well Distributed Throughout the United States

16© 2026 Axos Financial, Inc. All Rights Reserved. 16 Non-Interest Income Growth and Diversification Year Ended June 30, 2020 Three Months Ended June 30, 2026 Total Non-Interest Income = $103.0 million Total Non-Interest Income = $247.5 million1 Note 1: Represents annualized quarterly June 30, 2026 data ($ in millions) ($ in millions)

17© 2026 Axos Financial, Inc. All Rights Reserved. 17 › Leadership team with more than 100 years combined industry experience. › Proprietary front- and back-end technologies for advisors and broker- dealers. › $47.8 billion in Clearing Services client assets under custody and/or administration. Three Months Ended June 30, 2026 Three Months Ended June 30, 2020 $ —Custody 4,817,561Clearing Fees & Execution 811,599Cash Sorting 1,455,625Margin Lending 1,588,500Securities Lending 494,424Net Interest Income $ 9,167,709Net Revenues $ 9,219,772Custody 7,119,348Clearing Fees & Execution 13,995,407Cash Sorting 4,316,013Margin Lending 5,092,654Securities Lending 1,680,490Net Interest Income $ 41,423,684Net Revenues Axos Clearing and Custody Highlights

18© 2026 Axos Financial, Inc. All Rights Reserved. 18 Secular Industry Trends Provide Opportunities for Axos › RIAs need to reduce costs and streamline back-office ops › Automation frees up time/resources for client interactions › Axos to provide bundled securities clearing, custody and banking services › Target small & medium-sized RIAs and IBDs that large custodians do not serve well › Axos to provide succession-based and M&A financing to RIAs and IBDs › Nationwide footprint and industry focus are competitive advantages › Axos offers direct-to-consumer self-directed trading and robo-advisory solutions; will offer private label robo-advisory solutions to independent RIAs Fee Compression for Active and Passive Investment Managers Digitization of Wealth Management Aging Advisor Population is Driving Consolidation and Succession Planning Advisors are Leaving Wirehouses to Become Independent Advisors

Axos Securities Roadmap

Leverage expertise and technologies in clearing and custody to serve a broader client base

Past	Present	Future
2018 - 2022	2023 - 2025	2026+

Past (2018 - 2022) — COR CLEARING; TRUST COMPANY OF AMERICA

- **People**
  - Highly skilled in the business segment(s) being served (Uncertainty, frustration)
- **Processes**
  - Operational inefficiencies (high cost, inflexible)
- **Technology**
  - Closed ecosystem technology and dependent on 3rd party solutions

Present (2023 - 2025) — axos CLEARING (A subsidiary of Axos Financial); axos ADVISOR SERVICES

- **People**
  - Learning new skills within the current business vertical (adaptable, siloed)
- **Processes**
  - Leveraging technology for efficiencies / outsourcing low value tasks (enhanced accuracy, better resource utilization)
- **Technology**
  - Home-grown bi-furcated technology (duplicative, confusing)

Future (2026+) — axos SECURITIES

- **People**
  - Broad growth in competence and knowledge (Collaborative, Aligned, Client-Centric)
- **Processes**
  - Digital transformation that drives automation and scalability (Data- driven, AI, Machine Learning, Agile)
- **Technology**
  - Entitlement-based single pane of glass tech & open architecture data solution(s) meet clients where they are at (Innovative, Differentiated, Flexible)

© 2026 Axos Financial, Inc. All Rights Reserved.
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20© 2026 Axos Financial, Inc. All Rights Reserved. 20 Customer Acquisition Sales Servicing Distribution › Digital Marketing › Affinity and Distribution Partners › Data mining/target feeding direct marketing › Cross-selling › Automated fulfillment › Inbound call center sales › Outbound call center sales › Minimal outside sales › Significant inside sales › Self-service › Digital journey › Direct banker (call center) › Balance sheet › Whole loan sales options › Securitization Data Driven Insight Integrated Customer Experience Digital Marketing Digitally Enabled Operations Next-Gen Technology Core Digital Capabilities Axos’ Business Model is Differentiated From Other Banks

axos

Evolving Capabilities of the UDB Platform

UDB offers a growing set of products, capabilities and integrations

UDB 1.0 → UDB 2.0 → White Label UDB

Products + Features

- Banking: Axos deposit products
- Borrowing: Axos loan products
- Investing: Managed Portfolios, Self Directed Trading
- Planning: Account Aggregation, PFM, Credit Monitoring

Segments

- Co-branded Wealth Management
- Small Business Banking

Enablers

- Personalized Offers + Content
- SSO to Enrollment Portals
- Universal Enrollment: Single, digital point of sale

© 2026 Axos Financial, Inc. All Rights Reserved.
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22© 2026 Axos Financial, Inc. All Rights Reserved. 22 Automation/Straight-Through Processing Low-Code Development Artificial Intelligence Offshoring • Axos Professional Workstation (APW) development • Code refresh for AAS’ advisor platform • New feature and platform development for Axos Invest/SDT • QC of various legal documents and contracts • Streamline various credit and portfolio management functions (i.e. appraisal reviews) • Automate additional risk and compliance monitoring tasks • Commercial spreading and manual credit underwriting tasks to ABC/Acuity • Zenith bookkeeping support and journal entries • Accounts payable and other accounting functions • Leverage APIs to streamline workflows for clients on front end in new commercial deposit platform (ACE) • Abstract authentication and entitlements out of core to make it more scalable and customizable Operational Productivity Initiatives

23© 2026 Axos Financial, Inc. All Rights Reserved. 23 Greg Garrabrants, President and CEO Derrick Walsh, EVP and CFO investors@axosfinancial.com www.axosfinancial.com Johnny Lai, SVP Corporate Development and Investor Relations Phone: 858.649.2218 Mobile: 858.245.1442 jlai@axosfinancial.com Contact Information